                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            PRIMEENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

                            PRIMEENERGY CORPORATION

                                   TO BE HELD

                                  JUNE 3, 1999

                             ---------------------

     Notice is hereby given that the Annual Meeting of Stockholders of PrimeEnergy Corporation will be held on Thursday, June 3, 1999, at 10:00 a.m., EDT, at The Landmark Club, 22nd Floor, One Landmark Square, Stamford, Connecticut, for the following purposes:

          1. To elect a Board of Directors of fourteen (14) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of stockholders and until their successors are elected;

          2. To consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to reduce the number of authorized shares of Common Stock and Preferred Stock; and

          3. To transact such other procedural business as may properly be brought before the meeting or at any adjournment or adjournments thereof.

     Said meeting may be adjourned from time to time without other notice than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

     The Board of Directors has fixed April 16, 1999, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

     Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the meeting in person are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and prefer to vote in person.

                                            BY ORDER OF THE BOARD OF
                                            DIRECTORS

                                            JAMES F. GILBERT
                                            Secretary

April 26, 1999

                            PRIMEENERGY CORPORATION

                              ONE LANDMARK SQUARE
                          STAMFORD, CONNECTICUT 06901

                                PROXY STATEMENT

             SOLICITATION BY THE BOARD OF DIRECTORS OF PROXIES FROM
                STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 1999

     The Board of Directors of PrimeEnergy Corporation, a Delaware corporation, (hereinafter called the "Company") solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company on Thursday, June 3, 1999, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice in person or in writing to the Company. The approximate day on which the proxy statement and form of proxy will be sent to security holders is April 26, 1999.

     Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing.

     Only stockholders of record at the close of business on April 16, 1999, are entitled to vote at the 1999 Annual Meeting. At that date, the Company had outstanding and entitled to vote 4,439,124 shares of Common Stock, each share entitling the record holder thereof to one vote.

     All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:


          FOR the election as Directors of the Company of the fourteen (14) nominees named below, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected. In the event any of the nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it; and


          FOR the proposal to amend the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock and Preferred Stock.

     The election of Directors will require the affirmative votes of a plurality of the shares of the Common Stock voting in person or by proxy at the Annual Meeting. The affirmative vote of the majority of the issued and outstanding shares of Common Stock is required to adopt the proposed amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock and Preferred Stock. The Company's transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees, to receive the transfer agent's tabulation, to tabulate all other votes, and to certify the results of the elections.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting (i.e., for quorum purposes), but shall not be counted.

     The management knows of no matters to be submitted to the 1999 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors and the proposal to amend the Company's Certificate of Incorporation, but if procedural matters do properly come before the meeting the persons named in the proxy will vote according to their best judgment.

                        SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any "group" as that term is defined in Section 12d(3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of five percent (5%) or more of the Common Stock, as of April 16, 1999. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 16, 1999, includes the number of shares to be issued upon exercise of such options.

                                AMOUNT AND NATURE
       NAME AND ADDRESS           OF BENEFICIAL     PERCENT
     OF BENEFICIAL OWNER            OWNERSHIP       OF CLASS
     -------------------        -----------------   --------
Charles E. Drimal, Jr.              1,212,706(1)     23.38
One Landmark Square
Stamford, Connecticut 06901

McJunkin Corporation                  727,221        16.38
835 Hillcrest Drive
Charleston, West Virginia
25311

Robert de Rothschild                  516,361(2)     11.63
1251 Avenue of the Americas
51st Floor
New York, New York 10020

Jan K. Smeets                         301,232(3)      6.79
9 Locust Avenue
Larchmont, New York 10538

Clint Hurt                            266,269(4)      5.99
107 North "N"
Midland, Texas 79701

Matthias Eckenstein                   252,829         5.69
Solothurner Str 94
4008 Basel, Switzerland

---------------

(1) Includes 457,506 shares held directly; 7,700 shares held as custodian for Mr. Drimal's minor son; and 747,500 shares subject to options all presently exercisable.

(2) Includes 22,629 shares held of record by a trust of which Mr. de Rothschild is the beneficiary and 493,732 shares held of record by Amrace, Inc., a private company controlled by, or for the benefit of, Mr. de Rothschild.

(3) Includes 7,500 shares held by Mr. Smeets as custodian for his minor children.

(4) Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

     The following table sets forth information at April 16, 1999, with respect to the shares of the Company's Common Stock beneficially owned by the Company's Directors and nominees and by all Directors and officers of the Company as a group:

                                                     AMOUNT
                                                  BENEFICIALLY
                      NAME                          OWNED(1)                     PERCENT OF CLASS (1)
                      ----                        ------------                   --------------------
Samuel R. Campbell                                   161,317(2)                          3.63
James E. Clark                                          none                        Less than one
Beverly A. Cummings                                  100,000(3)                          2.20
Charles E. Drimal, Jr.                             1,212,706(4)                         23.28
Matthias Eckenstein                                  252,829                             5.69
H. Gifford Fong                                       93,332                             2.10
Thomas S. T. Gimbel                                   75,000                             1.90
Clint Hurt                                           266,269(5)                          5.95
Robert de Rothschild                                 516,361(6)                         11.63
Jarvis J. Slade                                       11,490                        Less than one
Jan K. Smeets                                        301,232(7)                          6.79
Bennie H. Wallace, Jr.                                54,000(8)                          1.20
Gaines Wehrle                                           none(9)                     Less than one
Michael H. Wehrle                                     18,000(9)                     Less than one
All Directors and officers                         3,062,536(2)(3)(4)(5)(6)             57.39
  as a group                                                (7)(8)(9)

---------------

 (1) Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.

 (2) Includes 28,900 shares held of record by Mr. Campbell's immediate family, as to all of which shares Mr. Campbell retains voting rights.

 (3) Represents shares subject to options all presently exercisable.

 (4) Includes 457,506 shares held directly; 7,700 shares held as custodian for Mr. Drimal's minor son; and 747,500 shares subject to options all presently exercisable.

 (5) Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

 (6) Includes 22,629 shares held of record by a trust of which Mr. de Rothschild is the beneficiary and 493,732 shares held of record by Amrace, Inc., a private company controlled by, or for the benefit of, Mr. de Rothschild.

 (7) Includes 7,500 shares held by Mr. Smeets as custodian for his minor children.

 (8) Includes 50,000 shares subject to options all presently exercisable.

 (9) Does not include any beneficial ownership of such persons in 727,221 shares held of record by McJunkin Corporation, a private company, by reason of their positions with, or ownership of interests in, McJunkin Corporation.

                        DIRECTORS AND EXECUTIVE OFFICERS

     At the 1999 Annual Meeting, the stockholders of the Company will elect fourteen (14) Directors, in each case to hold office until the next annual meeting or until their respective successors shall be duly elected. There will be submitted by the management to the 1999 Annual Meeting for election as Directors, the fourteen (14) nominees whose names, together with certain information concerning them, are set out below. In the event any of the nominees shall become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the person acting under it; however, no circumstances are at present known which would render any nominee unavailable.

                                                                  OFFICES HELD
                                                                    WITH THE         DIRECTOR
        NOMINEE           AGE       PRINCIPAL OCCUPATION             COMPANY          SINCE
        -------           ---       --------------------          ------------       --------
Samuel R. Campbell        73    Private Investor,             Director               November
                                  Southampton, New York                                1989
James E. Clark            70    Private Investor and          Director                 June
                                  Financial Consultant,                                1996
                                  Calabasas, California
Beverly A. Cummings       46    Executive Vice President and  Director; Executive    February
                                  Treasurer of the Company;     Vice President and     1988
                                  Executive Vice President      Treasurer
                                  of PrimeEnergy Management
                                  Corporation
Charles E. Drimal, Jr.    51    President of the Company;     Director; President    October
                                  President of PrimeEnergy                             1987
                                  Management Corporation
Matthias Eckenstein       69    Architect and Developer,      Director                August
                                  Basel, Switzerland                                   1989
H. Gifford Fong           54    Investment Technology         Director                 May
                                  Consultant, Lafayette,                               1994
                                  California
Thomas S. T. Gimbel       44    Senior Vice President,        Director                March
                                  PaineWebber, Incorporated,                           1989
                                  Investment Bankers and
                                  Brokers, New York, New
                                  York
Clint Hurt                63    President, Clint Hurt &       Director               February
                                  Associates, Inc., a                                  1988
                                  private oil and gas
                                  exploration company,
                                  Midland, Texas
Robert de Rothschild      52    Private Investor,             Director               February
                                  New York, New York                                   1988

                                                                  OFFICES HELD
                                                                    WITH THE         DIRECTOR
        NOMINEE           AGE       PRINCIPAL OCCUPATION             COMPANY          SINCE
        -------           ---       --------------------          ------------       --------
Jarvis J. Slade           73    Merchant Banker               Director               November
                                  and Consultant,                                      1989
                                  New York, New York
Jan K. Smeets             51    Private Investor,             Director               February
                                  Larchmont, New York                                  1988
Bennie H. Wallace, Jr.    47    Vice President, Corporate     Director; Vice           June
                                  Development of the            President              1993
                                  Company; Vice President of
                                  PrimeEnergy Management
                                  Corporation
Gaines Wehrle             41    Senior Vice President,        Director                 May
                                  McJunkin Corporation,                                1987
                                  Charleston, West Virginia
Michael H. Wehrle         43    Senior Vice President and     Director                 May
                                  Chief Financial Officer,                             1987
                                  McJunkin Corporation,
                                  Charleston, West Virginia

     All of the above named nominees are currently Directors of the Company, and each has served continuously as a Director since the date indicated. Messrs. Gaines Wehrle and Michael H. Wehrle are brothers. There is no other family relationship between any nominee for Director or executive officer of the Company. By agreements entered into in October, 1987, and so long as McJunkin Corporation shall be the holder of ten percent or more of the Company's Common Stock, two persons designated by McJunkin Corporation will be nominated for election as Directors of the Company. Messrs. Gaines Wehrle and Michael H. Wehrle, who are presently serving as such Directors, have been designated by McJunkin Corporation and are nominees for election as Directors at the 1999 Annual Meeting.

     The Board of Directors met three times in 1998. All of the incumbent Directors attended at least 75% of the meetings of the Board and committees on which they served, except Messrs. de Rothschild, Fong, Gaines Wehrle and Michael Wehrle. Directors are reimbursed for travel and related expenses in connection with attendance at Board and committee meetings. All Directors receive $500 for each Board meeting attended.

     The Board of Directors has an Executive Committee, Audit Committee and a Compensation Committee, but no other standing committees. The Board as a whole functions as the nominating committee to select management's nominees for election as Directors of the Company.

     The Executive Committee, composed of Messrs. Drimal, Jr., Hurt, Smeets and Ms. Cummings, is authorized to exercise all the authority of the Board in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met one time during 1998, but conducts informal meetings by telephone or office conference on a regular basis, usually weekly, during the year.


     The Audit Committee, composed of Messrs. Drimal, Sr., Smeets and Ms. Cummings in 1998, met one time in 1998. The Committee selects and engages independent auditors to audit the books, records and accounts of the Company, determines the scope of such audits, and reviews the financial policies and control procedures of the Company.



     The Compensation Committee, composed of Messrs. Hurt, Gimbel and Smeets in 1998, met once in 1998. The Committee evaluates the Company's compensation policies and establishes salaries, bonuses and other compensation for the Company's executive officers.

     The executive officers of the Company, together with certain information concerning them, are set out below.

                                   OFFICES HELD
       OFFICER          AGE      WITH THE COMPANY
       -------          ---      ----------------
Charles E. Drimal, Jr.  51   President
Beverly A. Cummings     46   Executive Vice President
                               and Treasurer
Bennie H. Wallace, Jr.  47   Vice President,
                               Corporate Development
James F. Gilbert        66   Secretary

     Each of the above officers were elected by the Board of Directors to their respective offices in June, 1998, at the annual meeting of the Board and each will hold their respective offices until their successors are elected by the Board.

     The principal occupation and employment for the past five years of each of the Directors and nominees for Director and of each of the executive officers of the Company is as follows:

     Mr. Campbell is a private investor residing in Southampton, New York. He is a graduate of Harvard College and holds a Certificate in Real Estate from New York University Graduate School. He was elected a Director of the Company in November, 1989.

     Mr. Clark attended DePaul University and Northwestern University and is a Chartered Life Underwriter and Chartered Financial Consultant. From 1983 to 1990, he was president, Western Operations, of The Prudential Insurance Company of America. Since 1990, he has acted as a financial consultant to various publicly and privately held companies. He serves as a director of U.S. Filter, Inc., the American Asian Association, Inc. and is a Trustee of the Yul Brenner Cancer Foundation. He was elected a Director of the Company in June, 1996.

     Ms. Cummings is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. She has been Vice President, Finance of PrimeEnergy Management Corporation since August, 1985, Secretary from May, 1983, to June, 1990, and was Controller from June, 1981, to January, 1986, and is a director of PrimeEnergy Management. She was elected Vice President, Finance and Treasurer of the Company in October, 1987, and Executive Vice President and Treasurer in May, 1991. She has served as a Director of the Company since February, 1988.

     Mr. Charles E. Drimal, Jr. has served as a Director and President and Chief Executive Officer of the Company since October, 1987. He also is President and a director of PrimeEnergy Management Corporation, the Company's wholly-owned subsidiary and has held those positions since May, 1983. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a member of the New York State Bar.

     Mr. Eckenstein is a Swiss citizen and a resident of Switzerland. He studied law and architecture in Basel, Switzerland, and at the University of Geneva and the Ecole des Beaux Arts, Paris, France. He is a director and principal in several privately held companies providing financial consulting services in construction, hotel management and architectural matters. He was elected a Director of the Company in August, 1989.

     Mr. Fong is president of Gifford Fong Associates, investment technology consultants, Lafayette, California. He holds a Bachelor of Science, a Master of Business Administration and law degrees from the University of California. He is on the editorial board of The Journal of Portfolio Management and is the editor of The Financial Analysts Journal and is the author and contributor of numerous trade journal publications. Mr. Fong was elected a Director of the Company in May, 1994.

     Mr. Gimbel is a Senior Vice President of PaineWebber, Incorporated, investment bankers and brokers, New York, New York, where he has been employed since January, 1995, approximately the time of the acquisition of certain Kidder, Peabody & Co., Incorporated assets by PaineWebber, Incorporated. He is currently Director of Product Origination and Futures in the Retail Underwriting and Trading areas of the firm. Prior to January, 1995, and for more than five years, Mr. Gimbel was with Kidder, Peabody & Co., Incorporated, investment bankers and brokers in New York, New York. Mr. Gimbel holds a Bachelor of Arts degree in economics from Bowdoin College and a Master of Business Administration from Columbia University Graduate School of Business. He was elected a Director of the Company in March, 1989.

     Mr. Hurt is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He is past president of the Independent Oil & Gas Association of West Virginia and is a director of Chase Bank of Texas, Midland, Texas. He was elected a Director of the Company in February, 1988.


     Mr. de Rothschild, a citizen of France and a resident of the United States, is a private investor and Assistant Vice President of Rothschild, Inc. He was a director of Rothschild, North America from February, 1988, to January 1, 1994. He was elected a Director of the Company in February, 1988.


     Mr. Slade is a graduate of Yale University and holds a Master of Business Administration from Stanford Business School. For more than ten years he has acted as a merchant banker in New York City. He is Chairman of the board of MCRB Corporation and a director of ICN Corp. and Lexington Management Group, Inc. He was elected a Director of the Company in November, 1989.

     Mr. Smeets, a citizen of the Netherlands and a resident of the United States, is a private investor in Larchmont, New York. He was elected as a Director of the Company in February, 1988. He is a graduate of M.I.T. and holds a Master of Business Administration from Stanford Business School. He was elected a Director of the Company in February, 1988.

     Mr. Wallace, who serves as Vice President, Corporate Development of the Company, has held the position of Vice President of the Company since March, 1989, and has been a director and Vice President and Acquisition Manager of PrimeEnergy Management Corporation since October, 1987. From 1983 to 1987, he was an independent petroleum engineer engaged in the evaluation and operation of oil and gas properties. He is a graduate of Louisiana State University with a B.S. degree in petroleum engineering and is a registered professional engineer in the States of Texas and Louisiana. He was elected a Director of the Company in June, 1993.

     Mr. Gaines Wehrle is a Senior Vice President of McJunkin Corporation, Charleston, West Virginia, a privately held company and has held that position since April, 1987. McJunkin Corporation is a national distributor, primarily of pipes, valves and fittings. Prior to that date, he was manager of corporate development of the Company. He was elected a Director of the Company in May, 1987.

     Mr. Michael H. Wehrle is a Senior Vice President and Chief Financial Officer of McJunkin Corporation and has held that position since April, 1987. Prior to that date, he was vice president of Hillcrest Oil and Gas Company, a private company. He was elected a Director of the Company in May, 1987.

     Mr. Gilbert was a Director of the Company from its organization in March, 1973, to October, 1987. He has been Secretary of the Company from March, 1973, and Secretary of PrimeEnergy Management Corporation since June, 1990, and is an attorney in Dallas, Texas.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table discloses compensation for the last three fiscal years ended December 31, 1998, received by the Company's Chief Executive Officer and the only two other executive officers of the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                ------------
                                                                                   AWARDS
                                                                    OTHER       ------------
                                     ANNUAL COMPENSATION            ANNUAL          (2)         ALL OTHER
     NAME AND PRINCIPAL        -------------------------------   COMPENSATION     OPTIONS      COMPENSATION
         POSITION(1)             YEAR     SALARY($)   BONUS($)      ($)(3)          (#)           ($)(4)
     ------------------        --------   ---------   --------   ------------   ------------   ------------
Charles E. Drimal, Jr.          1998       211,522        -0-        1,500               --       12,330
  President, Chief              1997       205,361    300,000        1,500               --       14,772
  Executive Officer             1996       199,380    258,000        8,312               --       14,307
  and Director
Beverly A. Cummings             1998       211,522        -0-        1,500               --       12,330
  Executive Vice                1997       186,893    120,000        1,500               --       11,001
  President, Treasurer          1996       181,450    108,000        1,500               --       11,289
  and Director
Bennie H. Wallace, Jr.          1998       176,122        -0-        1,500               --       11,622
  Vice President,               1997       170,992    100,000        1,500               --        8,798
  Corporate                     1996       166,012     58,000        1,500               --        7,897
  Development and Director

---------------

(1) Each of the named officers hold similar positions with the Company's subsidiaries and also serve as directors of each of the subsidiaries.

(2) References to "Restricted Stock Awards", "SARs" and "LTIP Payouts" in the Summary Compensation Table and to SARs in the Fiscal Year End Option Values table below have been omitted as the Company has no Restricted Stock Awards, SARs or LTIP Payouts.

(3) With respect to Mr. Drimal, includes $6,812 received by him in 1996, pursuant to a marketing agreement between Mr. Drimal and PrimeEnergy Management Corporation, the Company's wholly-owned subsidiary, in connection with the organization and marketing of oil and gas partnerships, joint ventures and other investment vehicles of which PrimeEnergy Management is to serve as general or managing partner; with respect to Mr. Drimal, Ms. Cummings, and Mr. Wallace, includes $1,500 paid to each of them as Director's fees in 1996, 1997 and 1998, respectively.

(4) The amounts in this column represents the Company's contributions to its 401(k) plan to each of the named officers for the years indicated.

STOCK OPTION GRANTS, OPTIONS EXERCISES AND HOLDINGS

     There were no stock options granted by the Company to the named executive officers during the fiscal year ended December 31, 1998, and no options were exercised by any of them during that year. The following table sets forth information with respect to unexercised options held by the named executive officers of the Company at December 31, 1998.

                         FISCAL YEAR END OPTION VALUES

                                                     NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                          OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                      FISCAL YEAR-END (#)         FISCAL YEAR-END ($)(1)
                                                  ---------------------------   ---------------------------
                      NAME                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      ----                        -----------   -------------   -----------   -------------
Charles E. Drimal, Jr...........................    747,500          --         $2,030,906         --
Beverly A. Cummings.............................    100,000          --         $  480,625         --
Bennie H. Wallace, Jr...........................     50,000          --         $  240,312         --

---------------


(1) The average bid price of the Company's Common Stock on December 31, 1998, as reported in the over-the-counter market, was $6.00.


SECTION 16(a) BENEFICIAL OWNER COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 1998, all required reports were timely filed by such persons, except that Mr. de Rothschild failed to file a Form 4, "Statement of Changes in Beneficial Ownership" with respect to three transactions of the sale by him of shares of the Company's common stock in May, 1998, which transactions were subsequently reported by him in January, 1999, on a Form 5, "Annual Statement of Changes in Beneficial Ownership".

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO REDUCE THE NUMBER OF AUTHORIZED SHARES

     Article Fourth of the Certificate of Incorporation of the Company provides that the aggregate number of shares of capital stock which the Company shall have authority to issue is Twenty-Five Million (25,000,000), consisting of Fifteen Million (15,000,000) shares of Common Stock, par value $.10 per share and Ten Million (10,000,000) shares of Preferred Stock, par value $.10 per share, which shares of Preferred Stock shall be issuable in one or more series. At present there are issued 7,607,970 shares of Common Stock, of which 4,439,124 shares are outstanding and 3,168,846 shares are held as treasury shares. An aggregate of 926,500 shares are reserved for issuance upon exercise of outstanding options. There are no agreements or understandings with respect to the issuance of any additional shares of Common Stock. There are no shares of Preferred Stock outstanding, and there are no agreements or understandings with respect to the issuance of any of those shares.

     The Board of Directors of the Company has adopted an amendment to the Certificate of the Company to reduce the number of shares of authorized Common Stock from 15,000,000 to 10,000,000 and to reduce the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000. This action was taken by the Board to reduce applicable franchise taxes by about $5,000 annually. The adoption of the proposed amendment will have no effect on the issued and outstanding shares of Common Stock or any rights of the holders of the Common Stock, and will have no effect on the authorized Preferred Stock. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required to adopt this amendment. Each of McJunkin Corporation and the Directors of the Company, holding in the aggregate more than a majority in number of the issued and outstanding shares of Common Stock, have indicated that they will vote in favor of the proposed amendment, assuring the adoption of the proposal.

                         INDEPENDENT PUBLIC ACCOUNTANTS


     The Company engaged Pustorino, Puglisi & Co. as the principal accountants for the Company with respect to the audit of the Company's financial statements for the years ended December 31, 1997 and 1998. There were no disagreements with Pustorino, Puglisi & Co. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with their audits. Representatives of Pustorino, Puglisi & Co. are not expected to be present at the Annual Meeting of Stockholders, but will be available by speaker telephone during the Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer stockholders' questions.


                            STOCKHOLDERS' PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2000 annual meeting, stockholder proposals must be received by the Company no later than December 22, 1999, and must otherwise comply with the requirements of Rule 14a-8.

     Stockholder proposals to be brought before the 2000 annual meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-4, no later than March 12, 2000, or will be considered untimely and entitle the Company discretionary voting under Rule 14a-4.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Annual Report of the Company for its fiscal year ended December 31, 1998, accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report.

     It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 1999 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            JAMES F. GILBERT
                                            Secretary

Stamford, Connecticut
April 26, 1999

                             PRIMEENERGY CORPORATION


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder of PrimeEnergy Corporation (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and James F. Gilbert, and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 16, 1999, or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders, to be held on Thursday, June 3, 1999 at 10:00 a.m., and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.



                 PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY



             (Continued and to be signed and dated on reverse side)

                                                         Please mark
                                                       your votes as
                                                        indicated in
                                                        this example    [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 & 2.


Item 1 - ELECTION OF DIRECTORS to serve until the annual meeting in 2000 and until their successors are duly elected.

                                    WITHHELD
                         FOR         FOR ALL
                         [ ]           [ ]



Nominees:

   Samuel R. Campbell              Beverly A. Cummings
   James E. Clark  H.              Gifford Fong
   Charles E. Drimal, Jr.          Clint Hurt
   Matthias Eckenstein             Jarvis J. Slade
   Thomas S. T. Gimbel             Bennie H. Wallace, Jr.
   Robert de Rothschild            Michael H. Wehrle
   Jan K. Smeets
   Gaines Wehrie


Item 2 - Amendment of the Certificate of Incorporation of the Company to reduce the number of shares of authorized Common Stock and Preferred Stock.

                     FOR      AGAINST    ABSTAIN
                     [ ]        [ ]         [ ]

Item 3 - In their discretion, the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.



To withhold authority to vote for any individual nominee(s), enter the name of the nominee(s) in the space below.

--------------------------------------------------------------------------------


Signature(s)                                                Date
            -----------------------------------------------     ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.